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                                                                    Exhibit 99.2
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

    Purchase Price Protection Mechanism Analysis

    ----------------------------------------------------------------------------------------------------------------
                                                Key Inputs (1)
    ----------------------------------------------------------------------------------------------------------------
                      $      23.00        Ceiling Market Price
                      $      13.00        Floor Market Price
                         8,287,669 (2)    CENI Shares
                      $      33.00        Consideration Price per CENI Share
           ------------------------
                      $273,493,077        Equity Value

                               45%        Equity Consideration
                               55%        Cash Consideration

                      $      14.85        Equity Consideration per Share (within mechanism)
                      $      18.15        Cash Consideration per Share

                         7,350,838        DECC Outstanding Shares
                      $      20.00 (5)    Current DECC Stock Price

                              1.65        Conversion Ratio at Current DECC Stock Price
                         6,153,594        Shares Issued at Current DECC Stock Price

    ----------------------------------------------------------------------------------------------------------------
                                                                           Number of
                    DECC                                                     DECC                     Proposed            Proposed
                    Share                       Conversion                  Shares                      CENI                DECC
                    Price                         Ratio                     Issued                   Ownership            Ownership
           ------------------------       -----------------------   ------------------------     -------------------   ------------
                            $ 5.00                     2.5385                9,467,068                  56.3%                43.7%
                            $ 6.00                     2.5385                9,467,068                  56.3%                43.7%
                            $ 7.00                     2.5385                9,467,068                  56.3%                43.7%
                            $ 8.00 (3)                 2.5385                9,467,068                  56.3%                43.7%
                            $ 9.00                     2.5385                9,467,068                  56.3%                43.7%
                            $10.00                     2.5385                9,467,068                  56.3%                43.7%
                            $10.60 (4)                 2.5385                9,467,068                  56.3%                43.7%
                            $11.00                     2.5385                9,467,068                  56.3%                43.7%
                            $12.00                     2.5385                9,467,068                  56.3%                43.7%
           -------------------------------------------------------------------------------------------------------------------------
                            $13.00                     2.5385                9,467,068                  56.3%                43.7%
           -------------------------------------------------------------------------------------------------------------------------
                            $14.00                     2.3571                8,790,849                  54.5%                45.5%
                            $15.00                     2.2000                8,204,792                  52.7%                47.3%
                            $16.00                     2.0625                7,691,993                  51.1%                48.9%
                            $17.00                     1.9412                7,239,523                  49.6%                50.4%
                            $18.00                     1.8333                6,837,327                  48.2%                51.8%
                            $19.00                     1.7368                6,477,468                  46.8%                53.2%
                            $20.00 (5)                 1.6500                6,153,594                  45.6%                54.4%
                            $21.00                     1.5714                5,860,566                  44.4%                55.6%
                            $22.00                     1.5000                5,594,177                  43.2%                56.8%
           -------------------------------------------------------------------------------------------------------------------------
                            $23.00                     1.4348                5,350,952                  42.1%                57.9%
           -------------------------------------------------------------------------------------------------------------------------
                            $24.00                     1.4348                5,350,952                  42.1%                57.9%
                            $25.00                     1.4348                5,350,952                  42.1%                57.9%
                            $26.00                     1.4348                5,350,952                  42.1%                57.9%
                            $27.00                     1.4348                5,350,952                  42.1%                57.9%
                            $28.00                     1.4348                5,350,952                  42.1%                57.9%
                            $29.00                     1.4348                5,350,952                  42.1%                57.9%
                            $30.00                     1.4348                5,350,952                  42.1%                57.9%
                            $31.00                     1.4348                5,350,952                  42.1%                57.9%
                  Aggregate Consideration (in $M)                                     Per Share Consideration (in $)
 -----------------------------------------------------------------     ------------------------------------------------------------
        Stock                  Cash                  Total                 Stock                  Cash                  Total
 --------------------   --------------------   -------------------     ----------------   -------------------   -------------------
           $47.3                 $150.4                $197.8                 $5.71                $18.15                 $23.86
            56.8                  150.4                 207.2                  6.85                 18.15                 $25.00
            66.3                  150.4                 216.7                  8.00                 18.15                 $26.15
            75.7                  150.4                 226.2                  9.14                 18.15                 $27.29
            85.2                  150.4                 235.6                 10.28                 18.15                 $28.43
            94.7                  150.4                 245.1                 11.42                 18.15                 $29.57
           100.4                  150.4                 250.8                 12.11                 18.15                 $30.26
           104.1                  150.4                 254.6                 12.57                 18.15                 $30.72
           113.6                  150.4                 264.0                 13.71                 18.15                 $31.86
----------------------------------------------------------------------------------------------------------------------------------
           123.1                  150.4                 273.5                 14.85                 18.15                 $33.00
----------------------------------------------------------------------------------------------------------------------------------
           123.1                  150.4                 273.5                 14.85                 18.15                 $33.00
           123.1                  150.4                 273.5                 14.85                 18.15                 $33.00
           123.1                  150.4                 273.5                 14.85                 18.15                 $33.00
           123.1                  150.4                 273.5                 14.85                 18.15                 $33.00
           123.1                  150.4                 273.5                 14.85                 18.15                 $33.00
           123.1                  150.4                 273.5                 14.85                 18.15                 $33.00
           123.1                  150.4                 273.5                 14.85                 18.15                 $33.00
           123.1                  150.4                 273.5                 14.85                 18.15                 $33.00
           123.1                  150.4                 273.5                 14.85                 18.15                 $33.00
----------------------------------------------------------------------------------------------------------------------------------
           123.1                  150.4                 273.5                 14.85                 18.15                 $33.00
----------------------------------------------------------------------------------------------------------------------------------
           128.4                  150.4                 278.8                 15.50                 18.15                 $33.65
           133.8                  150.4                 284.2                 16.14                 18.15                 $34.29
           139.1                  150.4                 289.5                 16.79                 18.15                 $34.94
           144.5                  150.4                 294.9                 17.43                 18.15                 $35.58
           149.8                  150.4                 300.2                 18.08                 18.15                 $36.23
           155.2                  150.4                 305.6                 18.72                 18.15                 $36.87
           160.5                  150.4                 310.9                 19.37                 18.15                 $37.52
           165.9                  150.4                 316.3                 20.02                 18.15                 $38.17

                           Form of Consideration (in %)
        ------------------------------------------------------------------
               Stock                  Cash                   Total
        --------------------   --------------------   --------------------
                      23.9%                  76.1%                 100.0%
                      27.4%                  72.6%                 100.0%
                      30.6%                  69.4%                 100.0%
                      33.5%                  66.5%                 100.0%
                      36.2%                  63.8%                 100.0%
                      38.6%                  61.4%                 100.0%
                      40.0%                  60.0%                 100.0%
                      40.9%                  59.1%                 100.0%
                      43.0%                  57.0%                 100.0%
       -------------------------------------------------------------------
                      45.0%                  55.0%                 100.0%
       -------------------------------------------------------------------
                      45.0%                  55.0%                 100.0%
                      45.0%                  55.0%                 100.0%
                      45.0%                  55.0%                 100.0%
                      45.0%                  55.0%                 100.0%
                      45.0%                  55.0%                 100.0%
                      45.0%                  55.0%                 100.0%
                      45.0%                  55.0%                 100.0%
                      45.0%                  55.0%                 100.0%
                      45.0%                  55.0%                 100.0%
       -------------------------------------------------------------------
                      45.0%                  55.0%                 100.0%
       -------------------------------------------------------------------
                      46.1%                  53.9%                 100.0%
                      47.1%                  52.9%                 100.0%
                      48.0%                  52.0%                 100.0%
                      49.0%                  51.0%                 100.0%
                      49.9%                  50.1%                 100.0%
                      50.8%                  49.2%                 100.0%
                      51.6%                  48.4%                 100.0%
                      52.4%                  47.6%                 100.0%

     (1) Share counts are based on the most up-to-date figures provided by management.

     (2) Conestoga share count includes 8,077,413 outstanding common shares and the assumed conversion of 74,243 preferred shares into 210,256 common shares.

             Conestoga share count does not include 143,250 options outstanding under the Company's Stock Option Plan.

     (3) Conestoga has the right to terminate the agreement under certain circumstances if the D&E share price declines below $8.00.

     (4) Transaction will not be accorded tax-free reorganization treatment if the D&E share price declines below $10.60.

     (5)     Represents D&E's closing share price on November 20, 2001 - $20.00.

     [_] Represents the upper and lower bounds of the purchase price protection mechanism which ranges from $13.00 to $23.00.

    Source:  Agreement, D&E and Conestoga management